Derivative Financial Instruments	12 Months Ended
Jan. 31, 2012
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

Note 9. Derivative Financial Instruments

The Company uses derivative financial instruments for hedging and non-trading purposes to manage its exposure to changes in interest and currency exchange rates, as well as to maintain an appropriate mix of fixed- and floating-rate debt. Use of derivative financial instruments in hedging programs subjects the Company to certain risks, such as market and credit risks. Market risk represents the possibility that the value of the derivative instrument will change. In a hedging relationship, the change in the value of the derivative is offset to a great extent by the change in the value of the underlying hedged item. Credit risk related to derivatives represents the possibility that the counterparty will not fulfill the terms of the contract. The notional, or contractual amount of the Company's derivative financial instruments, is used to measure interest to be paid or received and does not represent the Company's exposure due to credit risk. Credit risk is monitored through established approval procedures, including setting concentration limits by counterparty, reviewing credit ratings and requiring collateral (generally cash) from the counterparty when appropriate. The Company's transactions are with counterparties rated "A-" or better by nationally recognized credit rating agencies. In connection with various derivative agreements with counterparties, the Company held cash collateral from these counterparties of $387 million and $344 million at January 31, 2012 and 2011, respectively. The Company's policy is to record cash collateral exclusive of any derivative asset, and any collateral holdings are reflected in the Company's accrued liabilities as amounts due to the counterparties. Furthermore, as part of the master netting arrangements with these counterparties, the Company is also required to post collateral if the derivative liability position exceeds $150 million. The Company has no outstanding collateral postings; and in the event of providing cash collateral, the Company would record the posting as a receivable exclusive of any derivative liability.

When the Company uses derivative financial instruments for the purpose of hedging its exposure to interest and currency exchange rates, the contract terms of a hedged instrument closely mirror those of the hedged item, providing a high degree of risk reduction and correlation. Contracts that are effective at meeting the risk reduction and correlation criteria are recorded using hedge accounting. If a derivative instrument is a hedge, depending on the nature of the hedge, changes in the fair value of the instrument are either offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of an instrument's change in fair value is immediately recognized in earnings during the period. Instruments that do not meet the criteria for hedge accounting, or contracts for which the Company has not elected hedge accounting, are valued at fair value with unrealized gains or losses reported in earnings during the period of change.

Fair Value Instruments

The Company is party to receive fixed-rate, pay floating-rate interest rate swaps to hedge the fair value of fixed-rate debt. The notional amounts are used to measure interest to be paid or received and do not represent the exposure due to credit loss. The Company's interest rate swaps that receive fixed-interest rate payments and pay floating-interest rate payments are designated as fair value hedges. As the specific terms and notional amounts of the derivative instruments match those of the instruments being hedged, the derivative instruments were assumed to be perfectly effective hedges and all changes in fair value of the hedges were recorded in long-term debt and accumulated other comprehensive income (loss) in the Company's Consolidated Balance Sheets with no net impact in the Company's Consolidated Statements of Income. These fair value instruments will mature on various dates ranging from April 2012 to May 2014.

Net Investment Instruments

The Company is party to cross-currency interest rate swaps that hedge its net investments, as well as its currency exchange rate fluctuation exposure associated with the forecasted payments of principal and interest of non-U.S. denominated debt. The agreements are contracts to exchange fixed-rate payments in one currency for fixed-rate payments in another currency. All changes in the fair value of these instruments are recorded in accumulated other comprehensive income (loss), offsetting the currency translation adjustment that is also recorded in accumulated other comprehensive income (loss). These instruments will mature on dates ranging from October 2023 to February 2030.

The Company has outstanding debt of approximately £3.0 billion as of January 31, 2012 and 2011 that is designated as a hedge of the Company's net investment in the United Kingdom. The Company also has outstanding debt of approximately ¥275.0 billion and ¥437.0 billion as of January 31, 2012 and 2011, respectively, that is designated as a hedge of the Company's net investment in Japan. Any translation of non-U.S.-denominated debt is recorded in accumulated other comprehensive income (loss), offsetting the currency translation adjustment that is also recorded in accumulated other comprehensive income (loss). These instruments will mature on dates ranging from January 2013 to January 2039.

Cash Flow Instruments

The Company is party to receive floating-rate, pay fixed-rate interest rate swaps to hedge the interest rate risk of certain non-U.S.-denominated debt. The swaps are designated as cash flow hedges of interest rate risk. Amounts reported in accumulated other comprehensive income (loss)related to derivatives are reclassified from accumulated other comprehensive income (loss) to earnings as interest payments are made on the Company's variable-rate debt, converting the floating-rate interest expense into fixed-rate interest expense. These cash flow instruments will mature on dates ranging from August 2013 to July 2015.

The Company is also party to receive fixed-rate, pay fixed-rate cross-currency interest rate swaps to hedge the currency exposure associated with the forecasted payments of principal and interest of non-U.S.-denominated debt. The swaps are designated as cash flow hedges of the currency risk related to payments on the non-U.S.-denominated debt. The effective portion of changes in the fair value of derivatives designated as cash flow hedges of foreign exchange risk is recorded in other comprehensive income (loss) and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. The hedged items are recognized foreign-currency denominated liabilities that are remeasured at spot exchange rates each period, and the assessment of effectiveness (and measurement of any ineffectiveness) is based on total changes in the derivative's cash flows. As a result, the amount reclassified into earnings each period includes an amount that offsets the related transaction gain or loss arising from that remeasurement and the adjustment to earnings for the period's allocable portion of the initial spot-forward difference associated with the hedging instrument. These cash flow instruments will mature on dates ranging from September 2029 to March 2034. Any ineffectiveness with these instruments has been and is expected to be immaterial.

Financial Statement Presentation

Hedging instruments with an unrealized gain are recorded in the Company's Consolidated Balance Sheets as either a current or a non-current asset, based on maturity date, and those hedging instruments with an unrealized loss are recorded as either a current or a non-current liability, based on maturity date.

As of January 31, 2012 and 2011, the Company's financial instruments were classified as follows in its Consolidated Balance Sheets:

	January 31, 2012			January 31, 2011
(Amounts in millions)	Fair Value Instruments	Net Investment Hedge	Cash Flow Instruments	Fair Value Instruments	Net Investment Hedge	Cash Flow Instruments
Balance Sheet Classification:
Prepaid expenses and other	$2	$—	$—	$—	$—	$—
Other assets and deferred charges	181	316	91	267	233	238

Assets subtotals	$183	$316	$91	$267	$233	$238

Long-term debt due within one year	$2	$—	$—	$—	$—	$—
Long-term debt	181	—	—	267	—	—
Deferred income taxes and other	—	—	110	—	—	18

Liability subtotals	$183	$—	$110	$267	$—	$18